Management of financial risk - Valuation inputs and relationships to fair value for loans and advances to customers (Details) - Loans and advances to customers from virtual bank - Level 3	Dec. 31, 2022	Dec. 31, 2021
Discount rate
Valuation inputs and relationships to fair value liabilities
Range of inputs, minimum	5.66%	5.22%
Range of inputs, maximum	9.30%	10.05%
Prepayment ratio
Valuation inputs and relationships to fair value liabilities
Range of inputs, minimum	0.34%	0.35%
Range of inputs, maximum	0.38%	0.39%